Exhibit 10.3

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment”) is made and entered into as of the 26th day of November 2012, by and among Provident New York Bancorp, a Delaware corporation (the “Company), Provident Bank, a savings bank organized and existing under the laws of the United States of America (the “Bank”; and together with the Company, “Provident”), and Jack L. Kopnisky (“Executive”).

WHEREAS, Executive, the Company and the Bank are parties to an Employment Agreement, dated as of June 18, 2011 (the “Employment Agreement”); and

WHEREAS, Provident and Executive desire to amend the Employment Agreement to extend the term of the Employment Agreement until November 30, 2015, and to revise the Employment Agreement’s provisions relating to annual bonuses;

NOW, THEREFORE, in consideration of Executive’s continued employment by Provident and other good and valuable consideration the receipt of which Executive acknowledges, the Company, the Bank and Executive agree that the Employment Agreement is amended as follows:

1. The text of Section 2(a) of the Employment Agreement is hereby amended to read as follows:

Executive’s period of employment with Provident shall begin on July 6, 2011 (the “Start Date”) and shall continue until November 30, 2015 (or if a Change in Control occurs prior to November 30, 2015, the eighteen (18) month anniversary of the date of the Change in Control, if later), unless terminated prior thereto by either Provident or Executive in accordance with Section 6 hereof (such period of employment being the “Employment Period”).

2. The text of Section 3(b) of the Employment Agreement is hereby amended to read as follows:

During the Employment Period, Executive shall be eligible to participate in Provident’s Short-Term Incentive Plan (or any successor thereto).

3. The text of clause (B) of Section 6(a)(ii) of the Employment Agreement is hereby amended to replace “Target Bonus” with “target bonus”.

IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment to be executed and Executive has hereunto set his hand, all as of the date first written above.

EXECUTIVE

November 26, 2012	/s/ Jack L. Kopnisky
Date	Jack L. Kopnisky

PROVIDENT NEW YORK BANCORP

Date	By:

PROVIDENT BANK

Date	By: